Evergreen Core Bond Fund: Semiannual Report as of October 31, 2002

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
9	FINANCIAL HIGHLIGHTS
14	SCHEDULE OF INVESTMENTS
25	STATEMENT OF ASSETS AND LIABILITIES
26	STATEMENT OF OPERATIONS
27	STATEMENTS OF CHANGES IN NET ASSETS
30	NOTES TO FINANCIAL STATEMENTS
36	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

December 2002

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholder:

We are pleased to provide the semiannual report for the Evergreen Core Bond Fund, which covers the six-month period ended October 31, 2002.

Market analysis

The fixed income markets provided investors with a variety of outcomes over the past six months. Many different bonds alternately benefited and struggled from weaker than expected economic growth, fears of terror, potential war with Iraq, and investor mistrust of corporate America. These uncertainties caused many fixed income investors to seek the perceived safety of the United States government bond market. Indeed, the yield on the 10-year Treasury bond declined from approximately 5.4% in April to less than 3.6% in September, despite a federal budget deficit of more than $150 billion for fiscal year 2002. During that same time, the yield on the 30-year U.S. Treasury bond fell from 5.79% to 4.99%. For the rest of the Treasury market, the environment was also positive as yields fell and prices rose due to the slow recovery.

Despite the significant drop in yields, the environment created challenges for the corporate bond market. The accounting scandals increased investor concerns about future corporate earnings, as did the slower than expected economy. As a result, investors demanded higher yield premiums for corporate bonds relative to their U.S. Treasury counterparts -- a situation that caused corporate bonds to underperform other fixed income sectors.

These problems also translated into the high yield market. The weak recovery led to a high number of corporate defaults, resulting in widening spreads relative to Treasuries and falling prices for lower-quality issues.

LETTER TO SHAREHOLDERS continued

Investors in the mortgage-backed securities market also faced unsettled conditions. The huge decline in rates propelled significant mortgage refinancing activity. While good for consumers, the prepayment of mortgages is often difficult for investors in this market, because when mortgages are paid off prior to maturity, they are removed from portfolios, decreasing investors’ income streams.

Looking ahead, it appears the Federal Reserve Board is finished with its easing cycle. At the conclusion of its most recent Federal Open Market Committee meeting, the Fed lowered its target for the federal funds rate by a larger than expected 50 basis points. In addition, monetary policymakers switched their policy bias to neutral, indicating the risks to the economy are evenly balanced between weakness and inflation. With inflation still quite low, we expect rates to remain at current levels well into next year, enabling the economy to gather strength and solidify the recovery.

As clarity improves on the geopolitical front, and economic fundamentals improve, we would expect Treasury yields to begin a gradual climb from the 40-year lows experienced in 2002. We remain optimistic that corporate and mortgage-backed securities sectors may provide attractive total returns as spreads narrow relative to Treasuries and demand improves for these issues. Opportunities in this environment may also improve for investors in the high yield market, since they trade similar to equities and are most leveraged for an economic recovery.

Diversification remains important

An environment like the past six months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

LETTER TO SHAREHOLDERS continued

an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of October 31, 2002

“While we are cautious regarding the direction of yields, we are optimistic that the corporate and mortgage-backed securities sectors could provide attractive returns.... In this environment, we intend to continue our strategy of seeking attractive relative value and maximizing income-taking advantage of the opportunities that changing market conditions can create.”

MANAGEMENT TEAM

Tattersall Advisory Group, Inc.

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 12/13/1990
	Class A	Class B	Class C	Class I	Class IS
Class Inception Date	5/11/2001	5/11/2001	5/11/2001	12/13/1990	10/2/1997

6-month return with sales charge	0.31%	-0.03%	2.97%	N/A	N/A

6-month return w/o sales charge	5.36%	4.97%	4.97%	5.50%	5.36%

Average Annual Return*

1 year with sales charge	0.21%	-0.49%	2.48%	N/A	N/A

1 year w/o sales charge	5.25%	4.47%	4.47%	5.51%	5.25%

5 year	6.26%	6.76%	7.07%	7.38%	7.13%

10 year	6.89%	7.29%	7.29%	7.45%	7.32%

Maximum Sales Charge	4.75%	5.00%	2.00%	N/A	N/A
		Front End	CDSC	CDSC

30-day SEC Yield	4.06%	3.50%	3.50%	4.50%	4.25%

6-month income dividends per share	$0.25	$0.21	$0.21	$0.26	$0.25

*Adjusted for maximum applicable sales charge, unless noted.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of the Class I, the original class offered. Historical performance shown for Class I prior to 6/4/1999 is based on the performance of Class I of the fund’s predecessor fund, Tattersall Bond Fund. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class’ 12b-1 fee. Historical performance shown for Class IS prior to its inception is based on (1) the performance of Class IS of the fund’s predecessor fund, Tattersall Bond Fund, from 10/2/1997 to 6/4/1999 and (2) Class I of Tattersall Bond Fund from 12/13/1990 to 10/1/1997, which have not been adjusted to reflect the 12b-1 fee paid by Class IS. These fees are 0.25% for Classes A and IS and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

2 Source: 2002 Morningstar, Inc.

Morningstar’s Style Box is based on a portfolio date as of 9/30/2002.

The fixed income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Core Bond Fund Class A shares,1 versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The LBABI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

All data is as of October 31, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class A shares had a total return of 5.36% for the six-month period ended October 31, 2002, excluding any applicable sales charges. During the same period, the Lehman Brothers Aggregate Bond Index (LBABI) returned 5.90%, while the median return of funds in the Lipper Intermediate Investment Grade Debt Funds Classification was 4.56%. Lipper Inc. is an independent monitor of mutual fund performance. We attribute the fund’s underperformance compared to the LBABI to the fact that, unlike indexes, mutual funds incur expenses that lower returns. We believe the fund’s stronger performance relative to its Lipper peer group was primarily generated by successful asset allocation.

PORTFOLIO CHARACTERISTICS
(as of 10/31/2002)

Total Net Assets	$4,214,294,338

Average Credit Quality*	AA

Effective Maturity	6.7 years

Average Duration	3.8 years

*Source: Standard & Poor’s

What was the investment environment like during the period?

The investment environment was positive in that yields fell and prices rose due to continued economic weakness. Between April 30, 2002, and October 31, 2002, the yield on the benchmark two-year U.S. Treasury note plunged from 3.22% to 1.67% and the five-year U.S. Treasury note yield sunk from 4.41% to 2.73%. During that same timeframe, the 10-year U.S. Treasury note yield dropped from 5.09% to 3.89% and the yield on the 30-year U.S. Treasury bond fell from 5.59% to 4.99%.

Despite a significant drop in yields, investors faced challenges for corporate bond and mortgage-backed securities investing. The stubbornly fragile state of the economy perpetuated investor concern about future corporate earnings, as well as overall corporate financial health. As a result, investors demanded higher yield premiums for corporate bonds relative to their U.S. Treasury counterparts--a situation that caused corporate bonds to underperform other fixed income sectors. Mortgage-backed securities investors also faced unsettled conditions. The ongoing decline in rates fueled the historically long and intense wave of refinancing. When consumers refinance their mortgages, the mortgages become prepaid prior to their stated maturity. After they are paid off, the mortgages are removed from investment portfolios and no longer contribute to the portfolios’ income streams. When yields decline, the increased expectation that consumers will refinance their mortgages typically limits the returns of mortgage-backed securities.

PORTFOLIO MANAGER INTERVIEW continued

PORTFOLIO COMPOSITION
(as a percentage of 10/31/2002 portfolio assets)

Corporate Bonds	24.7%

Collateralized Mortgage Obligations	23.8%

Mortgage-Backed Obligations	21.3%

Short-Term Mutual Fund Shares	12.7%

U.S. Treasury Obligations	9.6%

Asset-Backed Securities	6.2%

Long-Term Mutual Fund Shares	1.0%

Foreign Bonds	0.4%

Yankee Obligations	0.3%

What strategies did you use to manage the fund in this environment?

We focused on maximizing income through asset allocation, as well as taking advantage of changes in the yield curve and actively managing the fund’s duration. Duration measures a bond’s sensitivity to interest rate changes. In a declining interest rate environment, prices on longer-duration bonds are more volatile but they have the potential to appreciate more than shorter-duration bonds whose prices tend to be more stable. Most of the fund’s returns were generated by successfully timing the fund’s asset allocation between fixed income sectors. Value and quality were key components of this strategy.

We emphasized corporate bonds and mortgage-backed securities, taking advantage of their higher income levels and relatively attractive value. We carefully reviewed credit, balancing risk with our assessment of potential returns. We typically increased holdings when yield premiums were high and reduced holdings when yield premiums had become relatively small. We reduced the fund’s average position size to diversify credit risk. We tended to build holdings in the industrial and finance sectors, and avoided the utilities, telecommunications and Yankee bond sectors. Our constant and deliberate analysis enabled us to avoid credit problems, which sometimes appeared in the market.

In the mortgage-backed securities sector, we focused on bonds that offered greater protection against prepayment risk and de-emphasized pass-through securities because of their heavier prepayment risk exposure. Collateralized mortgage obligation securities (CMOS), specifically planned amortization class (PAC) CMOS, comprised a considerable part of the fund’s holdings. The nature of many of these securities is complex, so credit analysis was key in determining which bonds best met our investment criteria.

The fund’s duration hovered in a range that was neutral to that of the LBABI. Inherent in our duration management strategy was our yield curve strategy. Our primary focus regarding the yield curve was to avoid bonds with two-year maturities because, in our opinion, that part of the yield curve offered little relative value.

PORTFOLIO QUALITY*
(as a percentage of 10/31/2002 market value of bonds)

AAA	70.1%

AA	2.8%

A	14.4%

BBB	12.6%

BB	0.1%

*Source: Standard & Poor’s

PORTFOLIO MANAGER INTERVIEW continued

What is your outlook over the next six months?

While we are cautious regarding the direction of yields, we are optimistic that the corporate and mortgage-backed securities sectors could provide attractive returns. U.S. Treasury yields are at historically low levels, but we expect they may move higher if the economy begins to improve. However, yield premiums in the corporate and mortgage-backed sectors remain high relative to U.S. Treasuries. Consequently, the yields of corporate bonds and mortgage-backed securities have room to decline to levels that are more normal by historical standards -- a move that would enable these income-oriented sectors to generate strong relative performance. We think this could happen with corporate bonds as investors become more confident that the economy will strengthen. Furthermore, we believe the mortgage-backed sector could improve as rates become more stable and the demand to refinance lessens.

In this environment, we intend to continue our strategy of seeking attractive relative value and maximizing income -- taking advantage of the opportunities that changing market conditions can create.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended October 31, 2002 (unaudited)	Year Ended April 30, 2002[3]	Year Ended September 30, 2001[1,2]
CLASS A
Net asset value, beginning of period	$10.53	$10.78	$10.40
Income from investment operations
Net investment income	0.26	0.31	0.17
Net realized and unrealized gains or losses on securities	0.30	-0.13	0.43
Total from investment operations	0.56	0.18	0.60

Distributions to shareholders from
Net investment income	-0.25	-0.30	-0.22
Net realized gains	0	-0.13	0
Total distributions to shareholders	-0.25	-0.43	-0.22

Net asset value, end of period	$10.84	$10.53	$10.78
Total return[4]	5.36%	1.71%	5.86%
Ratios and supplemental data
Net assets, end of period (thousands)	$383,152	$145,264	$98,424
Ratios to average net assets
Expenses[5]	0.69%[6]	0.67%[6]	0.68%[6]
Net investment income	4.74%[6]	4.93%[6]	4.93%[6]
Portfolio turnover rate	141%	136%	238%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  For the period from May 11, 2001 (commencement of class operations), to September 30, 2001.

3.  For the seven months ended April 30, 2002. The fund changed its fiscal year end from September 30 to April 30, effective April 30, 2002.

4.  Excluding applicable sales charges

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

6.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Six Months Ended October 31, 2002 (unaudited)	Year Ended April 30, 2002[3]	Year Ended September 30, 2001[1,2]
CLASS B
Net asset value, beginning of period	$10.53	$10.78	$10.40
Income from investment operations
Net investment income	0.21	0.26	0.12
Net realized and unrealized gains or losses on securities	0.31	-0.13	0.45
Total from investment operations	0.52	0.13	0.57

Distributions to shareholders from
Net investment income	-0.21	-0.25	-0.19
Net realized gains	0	-0.13	0
Total distributions to shareholders	-0.21	-0.38	-0.19

Net asset value, end of period	$10.84	$10.53	$10.78
Total return[4]	4.97%	1.27%	5.56%
Ratios and supplemental data
Net assets, end of period (thousands)	$250,953	$126,191	$40,078
Ratios to average net assets
Expenses[5]	1.44%[6]	1.41%[6]	1.44%[6]
Net investment income	3.96%[6]	4.18%[6]	4.11%[6]
Portfolio turnover rate	141%	136%	238%

1.  For the period from May 11, 2001 (commencement of class operations), to September 30, 2001.

2.  Net investment income per share is based on average shares outstanding during the period.

3.  For the seven months ended April 30, 2002. The fund changed its fiscal year end from September 30 to April 30, effective April 30, 2002.

4.  Excluding applicable sales charges

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

6.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Six Months Ended October 31, 2002 (unaudited)	Year Ended April 30, 2002[3]	Year Ended September 30, 2001[1,2]
CLASS C
Net asset value, beginning of period	$10.53	$10.78	$10.40
Income from investment operations
Net investment income	0.21	0.26	0.13
Net realized and unrealized gains or losses on securities	0.31	-0.13	0.44
Total from investment operations	0.52	0.13	0.57

Distributions to shareholders from
Net investment income	-0.21	-0.25	-0.19
Net realized gains	0	-0.13	0
Total distributions to shareholders	-0.21	-0.38	-0.19

Net asset value, end of period	$10.84	$10.53	$10.78
Total return[4]	4.97%	1.27%	5.56%
Ratios and supplemental data
Net assets, end of period (thousands)	$120,554	$64,494	$24,695
Ratios to average net assets
Expenses[5]	1.44%[6]	1.41%[6]	1.43%[6]
Net investment income	3.96%[6]	4.17%[6]	4.04%[6]
Portfolio turnover rate	141%	136%	238%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  For the period from May 11, 2001 (commencement of class operations), to September 30, 2001.

3.  For the seven months ended April 30, 2002. The fund changed its fiscal year end from September 30 to April 30, effective April 30, 2002.

4.  Excluding applicable sales charges

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

6.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended October 31, 2002 (unaudited)	Year Ended April 30, 2002[1]	Year Ended September 30,			Year Ended March 31,
			2001	2000	1999[2,3]	1999[3]	1998[3]
CLASS I
Net asset value, beginning of period	$10.53	$10.78	$10.09	$10.08	$10.39	$10.53	$9.98
Income from investment operations
Net investment income	0.27	0.32	0.62	0.64	0.30	0.59	0.56
Net realized and unrealized gains or losses on securities	0.30	-0.13	0.70	0	-0.30	0.09	0.61
Total from investment operations	0.57	0.19	1.32	0.64	0	0.68	1.17

Distributions to shareholders from
Net investment income	-0.26	-0.31	-0.63	-0.63	-0.30	-0.61	-0.62
Net realized gains	0	-0.13	0	0	-0.01	-0.21	0
Total distributions to shareholders	-0.26	-0.44	-0.63	-0.63	-0.31	-0.82	-0.62

Net asset value, end of period	$10.84	$10.53	$10.78	$10.09	$10.08	$10.39	$10.53
Total return	5.50%	1.85%	13.44%	6.60%	0.00%	0.07%	12.06%
Ratios and supplemental data
Net assets, end of period (thousands)	$3,409,686	$1,588,013	$1,532,324	$1,283,130	$1,042,781	$109,028	$96,252
Ratios to average net assets
Expenses[4]	0.44%[5]	0.43%[5]	0.43%	0.42%	0.40%[5]	0.50%	0.50%
Net investment income	4.99%[5]	5.20%[5]	5.96%	6.45%	5.70%[5]	5.73%	6.06%
Portfolio turnover rate	141%	136%	238%	195%	225%	221%	235%

1.  For the seven months ended April 30, 2002. The fund changed its fiscal year end from September 30 to April 30, effective April 30, 2002.

2.  For the six months ended September 30, 1999. The fund changed its fiscal year end from March 31 to September 30, effective September 30, 1999.

3.  On June 4, 1999, Evergreen Core Bond Fund acquired the net assets of the Tattersall Bond Fund. Tattersall Bond Fund was the accounting and performance survivor in this transaction. The above financial highlights for the periods prior to June 4, 1999 are those of the Tattersall Bond Fund, which have been restated to give effect to this transaction.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended October 31, 2002 (unaudited)	Year Ended April 30, 2002[1]	Year Ended September 30,			Year Ended March 31,
			2001	2000	1999[2,3]	1999[3]	1998[3,4]
CLASS IS
Net asset value, beginning of period	$10.53	$10.78	$10.09	$10.08	$10.40	$10.54	$10.40
Income from investment operations
Net investment income	0.26	0.31	0.61	0.61	0.28	0.59	0.36
Net realized and unrealized gains or losses on securities	0.30	-0.13	0.68	0	-0.31	0.07	0.08
Total from investment operations	0.56	0.18	1.29	0.61	-0.03	0.66	0.44

Distributions to shareholders from
Net investment income	-0.25	-0.30	-0.60	-0.60	-0.28	-0.59	-0.30
Net realized gains	0	-0.13	0	0	-0.01	-0.21	0
Total distributions to shareholders	-0.25	-0.43	-0.60	-0.60	-0.29	-0.80	-0.30

Net asset value, end of period	$10.84	$10.53	$10.78	$10.09	$10.08	$10.40	$10.54
Total return	5.36%	1.71%	13.16%	6.33%	-0.17%	-0.01%	8.55%
Ratios and supplemental data
Net assets, end of period (thousands)	$49,949	$19,869	$20,456	$22,213	$5,744	$2,721	$3,069
Ratios to average net assets
Expenses[5]	0.69%[6]	0.68%[6]	0.68%	0.68%	0.61%[6]	0.65%	0.65%[6]
Net investment income	4.75%[6]	4.95%[6]	5.72%	6.24%	5.49%[6]	5.59%	5.96%[6]
Portfolio turnover rate	141%	136%	238%	195%	225%	221%	235%

1.  For the seven months ended April 30, 2002. The fund changed its fiscal year end from September 30 to April 30, effective April 30, 2002.

2.  For the six months ended September 30, 1999. The fund changed its fiscal year end from March 31 to September 30, effective September 30, 1999.

3.  On June 4, 1999, Evergreen Core Bond Fund acquired the net assets of the Tattersall Bond Fund. Tattersall Bond Fund was the accounting and performance survivor in this transaction. The above financial highlights for the periods prior to June 4, 1999 are those of the Tattersall Bond Fund, which have been restated to give effect to this transaction.

4.  For the period from October 2, 1997 (commencement of class operations), to March 31, 1998.

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

6.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

October 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

ASSET-BACKED SECURITIES 6.7%
American Express Credit Account Master Trust, Ser. 2001-7, Class A, 1.94%, 02/16/2009	AAA	$40,000,000	$ 40,040,924
Capital One Master Trust, Ser. 1999-1, Class A, 1.96%, 07/16/2007	AAA	23,500,000	23,548,170
Carmax Auto Owner Trust, Ser. 1999- 1, Class A4, 6.88%, 08/16/2004	AAA	191,001	192,883
Distribution Financial Svcs. Trust, Ser. 1999-2, Class A4, 6.48%, 10/15/2013	AAA	5,000,000	5,126,462
Empire Funding Home Loan Owner Trust, Ser. 1998-1, Class A4, 6.64%, 12/25/2012	Aaa	241,665	242,080
Federal Express Corp. Pass Thru Certs., Ser. 981A, 6.72%, 01/15/2022	AA	8,775,484	9,353,043
First USA Credit Card Master Trust, Ser. 2001-2, Class A, 1.91%, 11/20/2006	AAA	10,570,000	10,581,625
MBNA Master Credit Card Trust:
Ser. 1996-J, Class A, 1.97%, 02/15/2006	AAA	16,650,000	16,674,226
Ser. 1998-J, Class A, 5.25%, 02/15/2006	AAA	9,500,000	9,800,044
Ser. 1999-J, Class A, 7.00%, 02/15/2012	AAA	13,399,000	15,678,947
Ser. 2002-4, Class A, 1.93%, 08/17/2009	AAA	19,670,000	19,682,974
Morgan Stanley Co., Inc., 5.85%, 03/01/2007 TRACERS 144A (k)	A3	24,030,000	24,834,404
Reliant Energy Transport Bond Co., Ser. 2001-1, Class A4, 5.63%, 09/15/2015	AAA	25,870,000	27,543,316
Residential Asset Security Mtge. Pass Thru, Ser. 2001-KS3, Class AI6, 5.96%, 09/25/2031	AAA	40,500,000	43,102,619
Saxon Asset Securities Trust:
Ser. 1993-3, Class AF4, 7.55%, 10/25/2026	Aaa	17,685,000	18,204,577
Ser. 2000-2, Class AF4, 8.23%, 03/25/2024	AAA	104,413	105,798
Vanderbilt Mtge. & Fin., Inc., Ser. 2002-B, Class A3, 4.70%, 08/22/2010	AAA	17,680,000	17,791,881
Total Asset-Backed Securities			282,503,973
COLLATERALIZED MORTGAGE OBLIGATIONS 25.7%
Citibank Credit Card Issuance Trust, Ser. 2001, Class C3, 6.65%, 05/15/2008	BBB	17,780,000	19,314,373
Commerce 2000, Ser. C1, Class A2, 7.42%, 04/15/2010	AAA	3,130,000	3,630,338
Credit Suisse First Boston Mtge. Securities Corp., Ser. 2000-C1, Class A-1, 7.325%, 07/15/2008	AAA	8,006,604	8,968,212
FHLMC:
Ser. 83A, Class 3, 11.875%, 06/15/2013	AAA	18,204	18,665
Ser. 1619, Class PH, 6.05%, 09/15/2022	AAA	1,000,000	1,039,122
Ser. 1629, Class H, 6.00%, 12/15/2020	AAA	175,000	182,304
Ser. 1673, Class H, 6.00%, 11/15/2022	AAA	135,000	146,413
Ser. 2198, Class PG, 7.00%, 12/15/2028	AAA	39,035,000	41,083,916
Ser. 2198, Class PR, 7.00%, 12/15/2028	AAA	39,610,000	41,466,057
Ser. 2316, Class PE, 6.50%, 09/15/2024	AAA	10,815,000	11,124,244
Ser. 2322, Class HY, 6.50%, 06/15/2025	AAA	39,000,000	40,216,855
Ser. 2362, Class PC, 6.50%, 04/15/2017	AAA	16,410,000	17,296,403
Ser. 2366, Class MG, 6.00%, 12/15/2014	AAA	38,500,000	40,299,559
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS continued
FHLMC continued
Ser. 2394, Class MB, 6.00%, 01/15/2015	AAA	$30,220,000	$ 31,719,764
Ser. 2403, Class VM, 7.00%, 07/15/2016	AAA	24,573,000	25,652,905
Ser. 2416, Class PC, 6.00%, 09/15/2014	AAA	7,170,000	7,523,355
Ser. 2419, Class DW, 5.50%, 08/15/2011	AAA	8,460,000	8,857,722
Ser. 2428, Class EC, 6.00%, 03/15/2015	AAA	19,325,000	20,300,926
Ser. 2448, Class XE, 6.50%, 12/15/2029	AAA	25,000,000	26,210,938
Ser. 2463, Class BH, 6.25%, 02/15/2027	AAA	39,000,000	40,499,971
Ser. 2481, Class PC, 6.00%, 09/15/2026	AAA	7,208,000	7,556,861
Ser. 2500, Class PE, 6.00%, 06/15/2031	AAA	30,685,000	31,966,172
Ser. 2501, Class GD, 6.00%, 10/15/2031	AAA	25,045,000	26,085,096
Ser. 2502, Class PD, 6.00%, 02/15/2031	AAA	27,695,000	28,792,149
Ser. 2503, Class PD, 6.00%, 05/15/2026	AAA	35,895,600	38,041,798
Ser. 2521, Class PD, 5.50%, 11/01/2032 (h)	AAA	26,644,000	27,723,082
FNMA:
Ser. 1993-109, Class J, 6.00%, 05/25/2008	AAA	24,840,000	26,220,376
Ser. 1993-114, Class G, 6.50%, 11/25/2007	AAA	7,076,649	7,289,259
Ser. 1994-001, Class L, 6.50%, 01/25/2014	AAA	2,675,000	3,004,304
Ser. 1994-72, Class J, 6.00%, 06/25/2023	AAA	6,135,000	6,635,300
Ser. 1999-41, Class PC, 6.50%, 06/25/2012	AAA	2,175,000	2,263,181
Ser. 2000-13, Class PB, 7.50%, 04/25/2030	AAA	15,000,000	16,256,543
Ser. 2001-52, Class EL, 6.50%, 03/25/2025	AAA	38,835,000	40,123,635
Ser. 2001-69, Class PL, 6.00%, 12/31/2031	AAA	20,825,000	21,820,500
Ser. 2001-T10, Class A-2, 7.50%, 12/25/2041	AAA	14,553,807	15,692,860
Ser. 2001-TB, Class A1, 7.50%, 07/25/2041	AAA	3,334,935	3,602,981
Ser. 2002, Class MB, 6.00%, 09/25/2014	AAA	2,229,000	2,332,925
Ser. 2002-16, Class PC, 5.75%, 11/25/2012	AAA	18,790,000	19,539,125
Ser. 2002-26, Class A-2, 7.50%, 01/25/2048	AAA	22,375,154	23,972,852
Ser. 2002-27, Class QC, 6.00%, 04/25/2032	AAA	15,489,100	16,239,860
Ser. 2002-50, Class PC, 6.00%, 08/25/2026	AAA	27,190,000	28,402,777
Ser. 2002-67, Class PB, 5.50%, 02/25/2026 (h)	AAA	22,771,529	23,700,607
Ser. 2002-T1, Class A3, 7.50%, 11/25/2031	AAA	6,685,899	7,075,319
Ser. 2002-T4, Class A3, 7.50%, 12/25/2041	AAA	32,963,242	35,514,432
Ser. 2002-W8, Class A-3, 7.50%, 06/25/2042	AAA	35,148,311	37,014,160
Ser. 2111, Class TC, 6.00%, 10/15/2010	AAA	7,550,000	7,781,777
Ser. 2143, Class CB, 6.00%, 12/15/2024	AAA	6,850,000	7,152,908
Ser. G92-9, Class ZQ, 7.00%, 12/25/2021	AAA	5,291,344	5,644,069
Ford Credit Trust, Ser. 2001-1, Class A, 1.91%, 07/17/2006	AAA	17,290,000	17,316,139
GNMA:
Ser. 1999-14, Class PC, 6.00%, 04/20/2024	AAA	15,902,000	16,640,925
Ser. 1999-29, Class PB, 7.25%, 07/16/2028	AAA	18,280,000	20,011,525
LB-UBS Comml. Mtge. Trust:
Ser. 2000-C4, Class A-1, 7.18%, 09/15/2009	AAA	17,139,664	19,162,567
Ser. 2000-C5, Class A-1, 6.41%, 01/15/2010	AAA	9,098,618	9,962,889
Mellon Capital II, Ser. B, 8.00%, 01/15/2027	A-	6,265,000	6,773,931
Morgan Stanley Capital I, Inc.:
Ser. 1998-XI1, Class A2, 6.45%, 06/03/2030	AAA	11,144,000	12,097,868
Ser. 1998-XL1, Class A3, 6.48%, 06/03/2030	AAA	38,250,000	42,330,598
See Notes to Financial Statements
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS continued
Morgan Stanley Dean Witter, Ser. 2002-IQ, Class A3, 5.52%, 07/01/2006	AAA	$6,450,000	$ 6,873,558
Nationwide Life Global Funding I, 5.35%, 02/15/2007 144A	AA-	10,000,000	10,517,920
PNC Institutional Capital Trust, 7.95%, 12/15/2026 144A	BBB+	105,000	104,707
Residential Asset Mtge. Products, Inc.:
Ser. 2002-RS2, Class AI-5, 6.03%, 03/25/2032	AAA	6,475,000	6,839,914
Ser. 2002-RZ3, Class A2, 3.08%, 08/25/2026	AAA	9,000,000	9,036,567
Salomon Brothers Mtge. Securities V, Ser. 1985-1, Class Z, 10.25%, 04/01/2016 (h)	AAA	1,929	1,929
SLMA, Ser. 2002-3, Class A2, 1.89%, 10/25/2009	AAA	4,185,000	4,186,569
Total Collateralized Mortgage Obligations			1,084,854,556
CORPORATE BONDS 27.2%
CONSUMER DISCRETIONARY 4.6%
Auto Components 0.3%
Delphi Automotive Systems Corp., 6.125%, 05/01/2004	BBB	14,180,000	14,581,266
Automobiles 1.6%
DaimlerChrysler Holdings Corp., 7.30%, 01/15/2012	BBB+	16,550,000	17,947,995
Ford Motor Co.:
5.80%, 01/12/2009	BBB	11,475,000	9,701,814
6.375%, 02/01/2029	BBB	23,330,000	15,637,796
General Motors Corp., 7.20%, 01/15/2011	BBB	25,600,000	24,111,360
67,398,965
Hotels, Restaurants & Leisure 0.2%
McDonald’s Corp., 6.375%, 01/08/2028	A+	8,250,000	8,720,456
Media 0.9%
AOL Time Warner, Inc.:
6.125%, 04/15/2006	BBB+	1,300,000	1,286,954
7.625%, 04/15/2031	BBB+	14,500,000	13,181,776
Comcast Cable Communications Corp., 6.20%, 11/15/2008	BBB	17,000,000	16,242,106
Time Warner, Inc., 8.18%, 08/15/2007	BBB+	5,000,000	5,255,290
35,966,126
Multi-line Retail 1.6%
May Department Stores Co.:
7.15%, 08/15/2004	A	160,000	172,860
8.75%, 05/15/2029	A	9,690,000	11,954,446
Target Corp.:
5.875%, 11/01/2008	A+	3,750,000	4,088,662
6.35%, 11/01/2032	A+	14,000,000	14,197,988
7.50%, 02/15/2005	A+	10,100,000	11,208,354
Wal-Mart Stores, Inc., 6.875%, 08/10/2009	AA	21,120,000	24,517,913
66,140,223
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER STAPLES 0.5%
Beverages 0.2%
Coca Cola Enterprises, Inc., 6.95%, 11/15/2026	A	$8,500,000	$ 9,468,074
Food & Drug Retailing 0.2%
Safeway, Inc., 6.50%, 11/15/2008	BBB	9,000,000	9,971,460
Personal Products 0.1%
Avon Products, Inc., 6.90%, 11/15/2004	A	2,000,000	2,166,528
ENERGY 1.4%
Energy Equipment & Services 0.7%
Kinder Morgan Energy Partners, 7.40%, 03/15/2031	BBB+	17,535,000	18,116,601
Progress Energy, Inc., 6.85%, 04/15/2012	BBB	10,000,000	10,122,700
28,239,301
Oil & Gas 0.7%
Conoco Funding Co., 5.45%, 10/15/2006	A-	24,650,000	26,388,515
National Fuel Gas Co., 6.30%, 05/27/2008	A-	5,000,000	5,421,970
31,810,485
FINANCIALS 15.1%
Banks 3.5%
Bank of New York, Inc.:
4.14%, 08/02/2007 (h)	A	16,625,000	17,132,062
6.50%, 12/01/2003	A	2,685,000	2,820,609
Bankers Trust Corp., 7.375%, 05/01/2008	A	1,880,000	2,167,894
Bankunited FSB, 5.40%, 02/02/2004	AAA	5,000,000	5,192,315
Key Bank, 7.00%, 02/01/2011	A-	1,000,000	1,131,432
National City Corp.:
5.75%, 02/01/2009	A-	2,000,000	2,118,832
6.875%, 05/15/2019	A-	9,945,000	10,495,913
NationsBank Corp., 6.875%, 02/15/2005	A	11,300,000	12,367,613
PNC Funding Corp.:
6.125%, 09/01/2003	BBB+	5,475,000	5,649,143
6.125%, 02/15/2009	BBB+	10,365,000	11,029,728
7.50%, 11/01/2009	BBB+	9,640,000	10,951,455
Suntrust Banks, Inc.:
6.00%, 02/15/2026	A	19,950,000	21,465,861
6.00%, 01/15/2028	A+	1,675,000	1,824,056
Washington Mutual, Inc.:
5.625%, 01/15/2007	BBB+	3,500,000	3,690,554
6.875%, 06/15/2011	BBB+	7,225,000	7,931,815
7.50%, 08/15/2006	BBB+	10,780,000	12,075,842
Wells Fargo & Co.:
6.45%, 02/01/2011	A+	3,300,000	3,673,131
6.875%, 04/01/2006	A	11,975,000	13,325,109
145,043,364
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Diversified Financials 8.9%
Alliance Capital Management LP, 5.625%, 08/15/2006	A+	$23,585,000	$ 24,710,759
American General Finance Corp., 5.91%, 06/12/2006	A+	2,000,000	2,141,918
Bear Stearns, Inc., 6.15%, 03/02/2004	A	2,050,000	2,142,293
Bell Atlantic Financial Services, Inc., 5.75%, 04/01/2003	A+	12,000,000	12,120,000
Boeing Capital Corp., 6.10%, 03/01/2011	A+	9,070,000	9,048,586
Caterpillar Financial Services Corp.:
4.69%, 04/25/2005	A+	12,500,000	12,973,675
6.09%, 03/01/2004	A+	15,000,000	15,745,875
Citigroup, Inc., 6.75%, 12/01/2005	AA-	3,250,000	3,589,095
Commercial Credit Group, Inc., 7.375%, 04/15/2005	AA-	2,500,000	2,745,608
First Security Corp., 7.00%, 07/15/2005	A	14,000,000	15,628,186
Ford Motor Credit Co., 7.375%, 10/28/2009	BBB	18,700,000	16,950,148
General Electric Capital Corp.:
5.00%, 06/15/2007	AAA	14,000,000	14,672,294
8.85%, 04/01/2005	AAA	2,500,000	2,842,348
GMAC:
5.85%, 01/14/2009	BBB	4,515,000	4,120,953
6.38%, 01/30/2004	BBB	2,000,000	2,016,484
6.875%, 09/15/2011	BBB	38,035,000	34,601,869
Goldman Sachs & Co., Inc., 7.35%, 10/01/2009	A+	3,115,000	3,507,555
Household Finance Corp.:
5.75%, 01/30/2007	A-	5,250,000	4,673,849
5.875%, 09/25/2004	A-	225,000	209,579
6.40%, 06/17/2008	A-	1,000,000	888,695
6.50%, 11/15/2008	A-	7,065,000	6,197,164
7.20%, 07/15/2006	A-	12,070,000	11,246,597
International Lease Finance Corp.:
5.12%, 06/01/2005	AA-	8,480,000	8,639,390
5.35%, 05/03/2004	AA-	10,500,000	10,736,156
5.54%, 03/21/2005	AA-	2,700,000	2,779,796
5.95%, 06/06/2005	AA-	16,950,000	17,607,897
JP Morgan Chase & Co.:
5.35%, 03/01/2007	A+	5,000,000	5,268,260
6.75%, 02/01/2011	A	3,000,000	3,244,848
Legg Mason, Inc., 6.75%, 07/02/2008	BBB	1,070,000	1,159,135
Merrill Lynch & Co., Inc.:
5.36%, 02/01/2007	A+	13,900,000	14,560,027
Ser. B, 6.15%, 01/26/2006	A+	5,625,000	6,024,887
Morgan Stanley Co., Inc.:
5.80%, 04/01/2007	A+	6,975,000	7,480,897
6.10%, 04/15/2006	A+	21,770,000	23,392,910
Norwest Financial, Inc., 6.625%, 07/15/2004	A+	1,750,000	1,879,848
Salomon Smith Barney Holdings Corp., 6.375%, 10/01/2004	AA-	2,100,000	2,245,965
Sears Roebuck Acceptance Corp.:
7.00%, 02/01/2011	A-	16,210,000	14,142,195
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Diversified Financials continued
Sprint Capital Corp.:
5.875%, 05/01/2004	BBB-	$10,450,000	$ 9,820,210
6.125%, 11/15/2008	BBB-	8,000,000	6,294,728
7.625%, 01/30/2011	BBB-	6,225,000	5,023,176
Texaco Capital, Inc.:
5.50%, 01/15/2009	AA	5,125,000	5,417,571
9.75%, 03/15/2020	AA	5,000,000	6,980,795
USAA Capital Corp., 5.59%, 12/20/2006 144A	AAA	18,000,000	19,315,944
374,788,165
Insurance 1.2%
American General Finance Corp.:
5.75%, 03/15/2007	A+	10,000,000	10,528,040
5.875%, 07/14/2006	A+	19,750,000	21,008,293
6.10%, 05/22/2006	A+	1,650,000	1,778,563
7.45%, 01/15/2005	A+	14,165,000	15,467,854
Hartford Life, Inc., 7.10%, 06/15/2007	A	2,000,000	2,232,898
Metropolitan Life Insurance Co., 7.00%, 11/01/2005 144A	A+	1,100,000	1,203,349
52,218,997
Real Estate 1.5%
AvalonBay Communities, Inc., 6.625%, 01/15/2005 REIT	BBB+	6,545,000	7,020,193
Duke Realty LP, 7.05%, 03/01/2003 REIT	BBB+	3,530,000	3,837,170
Duke Weeks Realty, Ltd., 7.75%, 11/15/2009 REIT	BBB+	7,600,000	8,611,279
EOP Operating LP:
6.80%, 01/15/2009	BBB+	9,100,000	9,924,187
7.00%, 07/15/2011	BBB+	1,010,000	1,077,777
7.75%, 11/15/2007	BBB+	9,000,000	10,215,495
ERP Operating LP, 6.63%, 04/13/2005 REIT	BBB+	20,495,000	21,708,612
Simon Property Group, Inc., 6.875%, 10/27/2005 REIT	BBB	2,350,000	2,512,030
64,906,743
HEALTH CARE 0.2%
Pharmaceuticals 0.2%
Wyeth, 6.25%, 03/15/2006	A	9,250,000	9,824,786
INDUSTRIALS 1.5%
Aerospace & Defense 0.4%
Honeywell International, Inc., 6.875%, 10/03/2005	A	4,201,000	4,593,474
United Technologies Corp., 7.00%, 09/15/2006	A+	9,100,000	10,333,077
14,926,551
Air Freight & Couriers 0.2%
United Parcel Services, Inc., 8.375%, 04/01/2020	AAA	6,525,000	8,374,625
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
INDUSTRIALS continued
Machinery 0.4%
Ingersoll Rand Co.:
6.13%, 11/18/2027	BBB+	$5,670,000	$ 6,184,683
6.25%, 05/15/2006	BBB+	9,550,000	10,355,791
16,540,474
Road & Rail 0.5%
Burlington Northern Santa Fe Corp.:
6.75%, 03/15/2029	BBB+	8,470,000	8,838,750
7.125%, 12/15/2010	BBB+	6,800,000	7,736,353
8.625%, 11/01/2004	BBB+	5,130,000	5,656,174
22,231,277
MATERIALS 0.8%
Chemicals 0.2%
Dow Chemical Co.:
7.375%, 11/01/2029	A	5,000,000	4,857,745
8.625%, 04/01/2006	A	1,164,000	1,305,240
6,162,985
Metals & Mining 0.3%
Alcoa, Inc., 6.50%, 06/01/2011	A	11,365,000	12,704,990
Bulong Operations Property, Ltd., 12.50%, 03/31/2012 (g)+(h)	NR	250,000	6,250
12,711,240
Paper & Forest Products 0.3%
Weyerhaeuser Co.:
5.50%, 03/15/2005	BBB	4,650,000	4,829,648
7.375%, 03/15/2032	BBB	9,175,000	9,295,624
14,125,272
TELECOMMUNICATION SERVICES 1.8%
Diversified Telecommunication Services 1.5%
AT&T Corp., 6.50%, 03/15/2029	BBB+	13,100,000	11,305,064
Bellsouth Corp.:
5.00%, 10/15/2006	A+	6,300,000	6,680,268
6.375%, 06/01/2028	A+	10,405,000	10,536,030
Navistar International Corp., Ser. B, 9.375%, 06/01/2006	BB+	5,500,000	4,991,250
New Jersey Bell Telephone Co., 7.85%, 11/15/2029	A+	9,500,000	10,025,093
SBC Communications, Inc., 5.875%, 02/01/2012	AA-	5,000,000	5,323,155
Sprint Capital Corp., 6.875%, 11/15/2028	BBB-	15,725,000	10,451,527
Verizon, Inc., 5.875%, 01/17/2012	A+	4,800,000	4,868,626
64,181,013
Wireless Telecommunications Services 0.3%
AT&T Wireless Services, Inc., 8.125%, 05/01/2012	BBB	12,075,000	10,524,981
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
UTILITIES 1.3%
Electric Utilities 0.8%
Carolina Power & Light Co., 6.50%, 07/15/2012	BBB+	$15,900,000	$ 16,616,868
Dominion Resources, Inc.:
7.625%, 07/15/2005	BBB+	4,075,000	4,404,871
Ser. C, 7.60%, 07/15/2003	BBB+	250,000	256,430
Georgia Power Co., Ser. G, 6.20%, 02/01/2006	A	3,250,000	3,513,848
Progress Energy, Inc., 7.75%, 03/01/2031	BBB	10,000,000	9,857,400
34,649,417
Gas Utilities 0.5%
Consolidated Natural Gas Co., 6.85%, 04/15/2011	BBB+	18,195,000	19,605,949
Total Corporate Bonds			1,145,278,723
MORTGAGE-BACKED SECURITIES 23.1%
FFCB, 5.73%, 07/28/2003	AAA	1,700,000	1,752,457
FHLB:
5.72%, 08/25/2003	AAA	2,000,000	2,067,918
6.52%, 04/02/2003	AAA	1,000,000	1,020,949
FHLMC:
1.49%, 07/25/2032 FRN	AAA	7,979,592	7,988,588
5.25%, 02/15/2004	AAA	1,000,000	1,046,511
5.50%, TBA # (tt)	AAA	174,200,000	176,159,750
5.50%, TBA #	AAA	32,675,000	32,920,062
6.00%, 12/01/2031	AAA	1,390,143	1,432,761
6.375%, 11/15/2003	AAA	1,000,000	1,050,257
6.50%, 08/01/2013	AAA	798,899	840,814
6.50%, TBA #	AAA	108,445,000	112,205,873
6.625%, 09/15/2009	AAA	5,000,000	5,821,545
6.75%, 03/15/2031	AAA	2,000,000	2,313,778
7.00%, 02/01/2015	AAA	918,189	972,606
7.50%, 08/01/2031	AAA	21,850,953	23,094,203
FNMA:
5.00%, TBA # (tt)	AAA	83,900,000	85,315,393
5.25%, 01/15/2009	AAA	4,000,000	4,339,680
5.50%, 03/15/2011-05/25/2012	AAA	10,490,000	11,022,435
5.74%, 01/01/2009	AAA	14,297,088	15,536,303
5.81%, 01/01/2009	AAA	10,051,439	10,959,475
5.86%, 04/01/2009	AAA	110,924	121,406
5.96%, 12/01/2008	AAA	5,028,600	5,521,887
5.98%, 12/01/2008	AAA	3,926,122	4,313,301
6.00%, 04/01/2013-10/01/2031	AAA	41,135,104	42,720,914
6.03%, 06/01/2006	AAA	9,977,489	10,924,296
6.08%, 04/01/2005	AAA	4,610,223	4,877,354
6.10%, 03/01/2008-08/01/2008	AAA	5,726,603	6,307,417
6.12%, 04/01/2009	AAA	5,234,519	5,798,873
6.125%, 05/01/2009	AAA	4,328,939	4,792,065
6.13%, 04/01/2009	AAA	37,755	41,765
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MORTGAGE-BACKED SECURITIES continued
FNMA continued
6.14%, 04/01/2009	AAA	$ 3,496,361	$ 3,871,180
6.15%, 06/01/2006	AAA	7,373,698	8,183,065
6.17%, 04/01/2009	AAA	178,733	198,406
6.19%, 02/01/2006	AAA	1,261,369	1,364,041
6.20%, 09/01/2008	AAA	952,171	1,054,451
6.21%, 06/01/2020	AAA	6,009,621	6,693,214
6.24%, 08/01/2008-03/01/2011	AAA	8,996,616	9,992,609
6.26%, 06/01/2009	AAA	2,685,871	2,999,172
6.28%, 06/01/2009	AAA	2,453,942	2,740,436
6.29%, 04/01/2008	AAA	2,865,726	3,177,211
6.31%, 03/01/2008	AAA	1,514,651	1,680,025
6.32%, 01/01/2006	AAA	8,113,996	8,783,684
6.37%, 06/01/2006	AAA	4,345,038	4,879,433
6.42%, 06/01/2006-02/01/2011	AAA	2,710,909	3,054,930
6.45%, 06/01/2009	AAA	1,833,191	2,060,529
6.46%, 04/01/2006	AAA	166,702	182,159
6.50%, 07/01/2013-02/01/2029	AAA	23,761,216	24,839,380
6.54%, 12/01/2007	AAA	61,392	68,605
6.55%, 09/01/2004	AAA	179,293	188,368
6.61%, 02/01/2007	AAA	6,355,041	7,060,788
6.625%, 09/15/2009	AAA	4,905,000	5,704,520
6.70%, 11/01/2007	AAA	520,985	585,348
6.77%, 08/01/2004	AAA	170,215	178,797
6.80%, 06/01/2006	AAA	5,422,400	6,093,276
6.81%, 12/01/2006	AAA	51,587	57,475
6.87%, 05/01/2006	AAA	1,412,351	1,559,201
6.90%, 04/01/2006-12/01/2010	AAA	18,533,403	21,096,735
6.91%, 07/01/2007	AAA	8,881,042	10,014,870
6.94%, 04/01/2004	AAA	4,245,887	4,415,360
6.96%, 12/01/2010	AAA	54,108	62,641
6.97%, 01/01/2010	AAA	19,591,344	22,643,564
7.00%, 08/01/2028-06/01/2032	AAA	2,228,304	2,329,163
7.02%, 12/01/2010	AAA	78,802	91,583
7.03%, 12/01/2006	AAA	7,685,000	8,607,321
7.09%, 10/01/2007	AAA	4,761,139	5,393,917
7.10%, 12/01/2006-11/01/2007	AAA	3,572,481	4,017,289
7.12%, 11/01/2006	AAA	5,094,156	5,715,942
7.13%, 11/01/2006	AAA	4,210,852	4,734,890
7.16%, 06/01/2006	AAA	2,576,406	3,005,514
7.20%, 06/01/2020	AAA	1,466,652	1,649,647
7.23%, 10/01/2003	AAA	98,843	100,884
7.24%, 11/01/2006	AAA	4,472,998	5,027,986
7.28%, 10/01/2003	AAA	136,147	138,991
7.30%, 11/01/2006	AAA	6,759,160	7,613,676
7.375%, 08/01/2006	AAA	57,955	65,184
7.44%, 07/01/2009	AAA	15,750,000	18,557,512
7.48%, 10/01/2006	AAA	132,139	149,748
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MORTGAGE-BACKED SECURITIES continued
FNMA continued
7.50%, 02/01/2012-11/01/2031	AAA	$104,817,357	$ 111,101,014
7.53%, 04/01/2010 (h)	AAA	6,810,676	8,030,468
7.74%, 06/01/2007	AAA	5,146,914	5,940,602
7.79%, 06/01/2010	AAA	9,445,869	11,395,935
8.66%, 01/01/2005	AAA	619,019	673,640
GNMA:
6.00%, 05/15/2009	AAA	595,187	631,379
6.50%, 05/15/2009-03/15/2029	AAA	8,944,822	9,344,053
7.00%, 03/20/2032	AAA	2,035,592	2,129,241
7.75%, 07/15/2020-08/15/2021	AAA	4,168,163	4,485,962
8.25%, 07/15/2008-05/15/2020	AAA	2,662,395	2,916,544
8.30%, 06/15/2019	AAA	63,971	70,126
11.50%, 05/15/2013-06/15/2013	AAA	16,705	19,558
Total Mortgage-Backed Securities			972,701,878
U.S. TREASURY OBLIGATIONS 10.5%
U.S. Treasury Bonds, 6.00%, 02/15/2026 ##	AAA	305,240,000	341,344,398
U.S. Treasury Notes:
3.25%, 05/31/2004	AAA	565,000	580,008
4.75%, 01/31/2003-02/15/2004 ##	AAA	62,500,000	63,456,188
6.00%, 08/15/2009 ##	AAA	30,770,000	35,574,212
Total U.S. Treasury Obligations			440,954,806
YANKEE OBLIGATIONS - CORPORATE 0.3%
MATERIALS 0.1%
Construction Materials 0.1%
Hanson Overseas BV, 7.375%, 01/15/2003	BBB+	3,000,000	3,028,386
TELECOMMUNICATION SERVICES 0.2%
Wireless Telecommunications Services 0.2%
Vodafone Group Plc, 7.75%, 02/15/2010	A	7,380,000	8,448,676
Total Yankee Obligations - Corporate			11,477,062

		Shares	Value

MUTUAL FUND SHARES 1.1%
Blackrock Investment Quality Term Trust		77,200	728,768
Blackrock North American Government Income Trust		973,000	10,216,500
Blackrock Strategic Term Trust		537,832	5,335,293
Hyperion 2002 Term Trust		907,100	9,071,000
Hyperion 2005 Investment Grade Opportunity Term Trust		145,600	1,423,968
John Hancock Income Securities Trust		14,000	203,000
MFS Government Markets Income Trust		842,800	5,756,324
Target Term Trust		226,000	3,308,640
TCW / DW Term Trust 2002		192,400	2,041,364
TCW / DW Term Trust 2003		899,000	9,727,180
Total Mutual Fund Shares			47,812,037
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002 (unaudited)

	Shares	Value

SHORT-TERM INVESTMENTS 13.7%
MUTUAL FUND SHARES 13.7%
Evergreen Institutional Money Market Fund (o) (t)	578,035,508	$ 578,035,508
Total Investments (cost $4,450,691,951) 108.3%		4,563,618,543
Other Assets and Liabilities (8.3%)		(349,324,205)
Net Assets 100.0%		$ 4,214,294,338

144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
(v)	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.
(o)	The advisor of the fund and the advisor of the money market fund are each a division of Wachovia Corporation.
(h)	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.
(k)	Security accrues interest at a fixed coupon which is based on an underlying pool of securities.
(t)	All or a portion of the principal amount of this security was pledged as collateral for open mortgage dollar roll agreements.
(tt)	Security acquired under mortgage dollar roll agreement.
#	When-issued security.
##	All or a portion of this security has been segregated for when-issued securities.
(g)	Security which has defaulted on payment of interest and/or principal and which the fund has stopped accruing interest income on.
+	Security is deemed illiquid and is valued using market quotations where readily available. In the absence of market quotations, the security is valued based upon its fair value determined under procedures approved by the Board of Trustees.

Summary of Abbreviations:
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust
SLMA	Student Loan Mortgage Association
TBA	To Be Announced
TRACERS	Traded Custody Receipts
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002 (unaudited)

Assets
Identified cost of securities	$ 4,450,691,951
Net unrealized gains on securities	112,926,592

Market value of securities	4,563,618,543
Cash	988
Receivable for securities sold	554,884,169
Receivable for Fund shares sold	7,753,561
Interest and dividends receivable	34,544,027
Prepaid expenses and other assets	282,179

Total assets	5,161,083,467

Liabilities
Distributions payable	16,325,495
Payable for securities purchased	801,432,349
Payable for Fund shares redeemed	7,958,811
Payable for open mortgage dollar rolls	120,246,927
Deferred mortgage dollar roll income	608,198
Advisory fee payable	33,007
Distribution Plan expenses payable	13,062
Due to other related parties	11,530
Accrued expenses and other liabilities	159,750

Total liabilities	946,789,129

Net assets	$ 4,214,294,338

Net assets represented by
Paid-in capital	$ 4,055,248,222
Undistributed net investment income	2,527,202
Accumulated net realized gains on securities	43,592,322
Net unrealized gains on securities	112,926,592

Total net assets	$ 4,214,294,338

Net assets consists of
Class A	383,152,273
Class B	250,953,219
Class C	120,553,766
Class I	3,409,685,724
Class IS	49,949,356

Total net assets	$ 4,214,294,338

Shares outstanding
Class A	35,345,088
Class B	23,150,161
Class C	11,121,039
Class I	314,542,340
Class IS	4,607,743

Net asset value per share
Class A	$ 10.84
Class A-Offering price (based on sales charge of 4.75%)	$ 11.38
Class B	$ 10.84
Class C	$ 10.84
Class I	$ 10.84
Class IS	$ 10.84

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2002 (unaudited)

Investment income
Interest	$ 96,362,371
Dividends	937,604

Total investment income	97,299,975

Expenses
Advisory fee	5,738,625
Distribution Plan expenses
Class A	342,910
Class B	956,760
Class C	462,537
Class IS	51,461
Administrative services fees	1,793,320
Transfer agent fee	771,040
Trustees’ fees and expenses	43,067
Printing and postage expenses	52,764
Custodian fee	433,552
Registration and filing fees	11,798
Professional fees	9,801
Other	4,249

Total expenses	10,671,884
Less: Expense reductions	(9,456)
Fee waivers	(1,016,077)

Net expenses	9,646,351

Net investment income	87,653,624

Net realized and unrealized gains or losses on securities
Net realized gains on securities	41,440,755
Net change in unrealized gains or losses on securities	64,295,711

Net realized and unrealized gains on securities	105,736,466

Net increase in net assets resulting from operations	$ 193,390,090

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2002(unaudited)		Year Ended April 30, 2002 (a)

Operations
Net investment income		$ 87,653,624		$ 53,529,985
Net realized gains on securities		41,440,755		8,864,765
Net change in unrealized gains or losses on securities		64,295,711		(29,606,072)

Net increase in net assets resulting from operations		193,390,090		32,788,678

Distributions to shareholders from
Net investment income
Class A		(6,345,743)		(3,513,389)
Class B		(3,687,648)		(1,981,179)
Class C		(1,780,650)		(1,074,447)
Class I		(72,933,506)		(45,343,772)
Class IS		(952,553)		(580,262)
Net realized gains
Class A		0		(1,400,272)
Class B		0		(896,252)
Class C		0		(498,348)
Class I		0		(18,596,022)
Class IS		0		(245,876)

Total distributions to shareholders		(85,700,100)		(74,129,819)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	17,313,678	186,525,463	7,794,269	83,196,116
Class B	11,074,165	118,734,165	8,927,371	93,656,631
Class C	5,275,444	56,619,789	4,194,292	44,534,685
Class I	40,378,955	433,487,097	24,761,949	262,164,478
Class IS	1,282,124	13,794,026	537,315	5,692,126

		809,160,540		489,244,036

Net asset value of shares issued in reinvestment of distributions
Class A	360,883	3,877,995	341,451	3,597,607
Class B	216,804	2,327,826	227,350	2,392,101
Class C	93,652	1,005,463	112,314	1,181,422
Class I	1,417,738	15,218,076	3,158,313	33,176,220
Class IS	50,332	540,547	62,830	661,859

		22,969,907		41,009,209

Automatic conversion of Class B shares to Class A shares
Class A	148,397	1,598,084	56,831	593,404
Class B	(148,397)	(1,598,084)	(56,831)	(593,404)

		0		0

Payment for shares redeemed
Class A	(6,382,856)	(68,522,069)	(3,530,003)	(37,332,745)
Class B	(1,537,704)	(16,512,797)	(832,392)	(8,300,322)
Class C	(931,768)	(9,999,467)	(473,006)	(4,976,902)
Class I	(38,088,150)	(408,964,919)	(22,143,211)	(233,970,874)
Class IS	(858,816)	(9,223,308)	(611,194)	(6,476,513)

		(513,222,560)		(291,057,356)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Six Months Ended October 31, 2002 (unaudited)		Year Ended April 30, 2002 (a)

Net asset value of shares issued in acquisitions
Class A	10,109,793	$ 106,819,514	0	$ 0
Class B	1,561,004	16,492,718	0	0
Class C	558,651	5,902,353	0	0
Class I	162,874,135	1,720,908,694	0	0
Class IS	2,247,101	23,741,795	0	0

		1,873,865,074		0

Net increase in net assets resulting from capital share transactions		2,192,772,961		239,195,889

Total increase in net assets		2,300,462,951		197,854,748
Net assets
Beginning of period		1,913,831,387		1,715,976,639

End of period		$ 4,214,294,338		$ 1,913,831,387

Undistributed net investment income		$ 2,527,202		$ 573,678

(a) For the seven months ended April 30, 2002. The fund changed its fiscal year end from September 30 to April 30, effective April 30, 2002.
See Notes to Financial Statements

	Year Ended September 30, 2001

Operations
Net investment income		$ 85,960,694
Net realized gains on securities		46,349,521
Net change in unrealized gains or losses on securities		50,724,824

Net increase in net assets resulting from operations		183,035,039

Distributions to shareholders from
Net investment income
Class A		(925,203)
Class B		(158,750)
Class C		(122,421)
Class I		(84,186,313)
Class IS		(1,262,090)

Total distributions to shareholders		(86,654,777)

	Shares
Capital share transactions
Proceeds from shares sold
Class A	9,226,035	97,495,860
Class B	3,746,699	39,964,795
Class C	2,295,722	24,421,968
Class I	42,500,694	443,472,945
Class IS	1,424,087	14,906,130

		620,261,698

Net asset value of shares issued in reinvestment of distributions
Class A	63,019	675,347
Class B	11,096	119,110
Class C	7,098	76,208
Class I	2,242,944	23,499,104
Class IS	76,808	805,292

		25,175,061

Payment for shares redeemed
Class A	(156,409)	(1,670,944)
Class B	(39,004)	(416,656)
Class C	(11,360)	(121,555)
Class I	(29,677,837)	(310,262,125)
Class IS	(1,803,463)	(18,711,845)

		(331,183,125)

Net increase in net assets resulting from capital share transactions		314,253,634

Total increase in net assets		410,633,896
Net assets
Beginning of period		1,305,342,743

End of period		$ 1,715,976,639

Undistributed net investment income		$ 332,118

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Core Bond Fund (the “Fund”) is a diversified series of Evergreen Select Fixed Income Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Institutional (“Class I”) and Institutional Service (“Class IS”) classes of shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge; however, Class IS shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. When-issued and delayed delivery transactions

The Fund records when-issued securities no later than one business day after the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

c. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are treated as short-term financing arrangements, which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund’s current yield and total return.

d. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains are recorded on the ex-dividend date.

Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly First Union Corporation), is the investment advisor to the Fund and is paid an annual fee of 0.32% of the Fund’s average daily net assets.

Tattersall Advisory Group, Inc., an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

During the six months ended October 31, 2002, the investment advisor waived its fees in the amount of $1,016,077, which represents 0.06% of the Fund’s average daily net assets.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class A and Class IS shares and 1.00% of the average daily net assets for Class B and Class C shares.

5. ACQUISITION

Effective on the close of business on June 7, 2002, the Fund acquired substantially all the assets and assumed certain liabilities of Wachovia Fixed Income Fund, Evergreen Intermediate Term Bond Fund and Evergreen Income Plus Fund in an exchange of shares for Class A, Class B, Class C, Class I and Class IS shares of the Fund.

These acquisitions were accomplished by a tax-free exchange of the respective shares of the Fund. The value of net assets acquired, number of shares issued, and unrealized appreciation were as follows:

Acquired Fund	Value of Net Assets Acquired	Number of Shares Issued		Unrealized Appreciation

Wachovia Fixed Income Fund	$509,841,830	1,670,598	Class A	$7,657,744
		99,854	Class B
		7,487	Class C
		46,475,600	Class I

Evergreen Intermediate Term Bond Fund	144,057,021	8,439,195	Class A	841,000
		1,461,150	Class B
		551,164	Class C
		3,182,862	Class I
Evergreen Income Plus Fund	1,219,966,223	113,215,673	Class I	12,771,617
		2,247,101	Class IS

The aggregate net assets of the Fund immediately after the acquisitions were $3,855,761,754.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows for the six months ended October 31, 2002:

Cost of Purchases		Proceeds from Sales

U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$3,682,651,533	$1,354,413,247	$3,538,189,833	$1,097,479,188

During the six months ended October 31, 2002, the Fund entered into dollar roll transactions. At October 31, 2002, the Fund had the following dollar roll agreements outstanding:

Dollar Roll Amount	Counterparty	Settlement Date

$7,389,716	CS First Boston	11/14/2002
8,174,395	Greenwich Capital	11/14/2002
23,473,075	Merrill Lynch	11/14/2002
3,176,072	JPM Chase	11/14/2002
43,980,553	Salomon Brothers	11/14/2002
34,434,697	Lehman Brothers	11/14/2002

During the six months ended October 31, 2002, the Fund earned $2,638,976 on dollar roll transactions.

On October 31, 2002, the aggregate cost of securities for federal income tax purposes was $4,450,691,951. The gross unrealized appreciation and depreciation on securities based on tax cost was $139,453,917 and $26,527,325, respectively, with a net unrealized appreciation of $112,926,592.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds.

During the six months ended October 31, 2002, the Fund did not participate in the interfund lending program.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian a portion of fund expenses has been reduced. The Fund received expense reductions from the fund’s expense offset arrangements of $9,456, which represents 0.00% of its average daily net assets on an annualized basis.

9. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the six months ended October 31, 2002, the Fund had no borrowings under this agreement.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL -- South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.
OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $213 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of October 31, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

564352 12/2002

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034